UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2024

NUVALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40671	81-5112298
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nuvalent, Inc.
One Broadway, 14th Floor, Cambridge, Massachusetts 02142
(Address of principal executive offices, including zip code)

(857) 357-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	NUVL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 14, 2024, Nuvalent, Inc. (the “Company”) issued a press release announcing updated data from the fully enrolled Phase 1 dose-escalation portions of its ongoing ARROS-1 Phase 1/2 clinical trial of zidesamtinib, a novel ROS1-selective inhibitor, and ALKOVE-1 Phase 1/2 clinical trial of NVL-655, a novel ALK-selective inhibitor, which updated data was presented during two oral presentations at the European Society for Medical Oncology (ESMO) Congress 2024 in Barcelona, Spain. In addition, the press release announced progress and provided updates on the development strategy and timelines for the Company’s parallel-lead programs zidesamtinib and NVL-655, including the Company’s design and timing of its planned ALKAZAR Phase 3 randomized, controlled trial of NVL-655 for tyrosine kinase inhibitor-naïve patients with advanced ALK-positive non-small cell lung cancer. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Nuvalent, Inc. on September 14, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements regarding the Company’s strategy, business plans, and focus; the clinical development programs for zidesamtinib and NVL-655; the expected timing of reporting data readouts from the Company’s clinical trials of zidesamtinib and NVL-655; the design and timing of the ALKAZAR trial, including alignment with the U.S. Food and Drug Administration (the “FDA”) regarding the design of the trial; the potential clinical effects of zidesamtinib and NVL-655; the potential of the Company’s pipeline programs, including zidesamtinib and NVL-655; the implications of data readouts and presentations; the Company’s research and development programs for the treatment of cancer; and risks and uncertainties associated with drug development. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “aim,” “goal,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” or the negative of these terms and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Drug development and commercialization involve a high degree of risk, and only a small number of research and development programs result in commercialization of a product. You should not place undue reliance on these statements or the scientific data presented. Any forward-looking statements in this Current Report on Form 8-K, including Exhibit 99.1 hereto, are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties, and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K, including Exhibit 99.1 hereto and without limitation: risks that the Company may not fully enroll the ARROS-1, ALKOVE-1 or ALKAZAR trials or that enrollment will take longer than expected; unexpected concerns that may arise from additional data, analysis, or results obtained during preclinical studies or clinical trials; the risk that results of earlier clinical trials may not be predictive of the results of later-stage clinical trials; the risk that data from the Company’s clinical trials may not be sufficient to support registration and that the Company may be required to conduct one or more additional studies or trials prior to seeking registration of its product candidates; risks that the Company may not achieve the goals and milestones set forth in its OnTarget 2026 operating plan; the occurrence of adverse safety events; risks that the FDA, European Medicines Agency or other foreign regulators may not approve the Company’s potential products on the timelines the Company expects, or at all; risks of unexpected costs, delays, or other unexpected hurdles; risks that the Company may not be able to nominate drug candidates from its discovery programs; the direct or indirect impact of public health emergencies or global geopolitical circumstances on the timing and anticipated timing and results of the Company’s clinical trials, strategy, and future operations, including the ARROS-1, ALKOVE-1 and ALKAZAR trials; the timing and outcome of the Company’s planned interactions with regulatory authorities; and risks related to obtaining, maintaining, and protecting the Company’s intellectual property. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, as well as any prior and subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvalent, Inc.

Date: September 16, 2024	By:	/s/ Deborah Miller
Deborah Miller, Ph.D.
Chief Legal Officer and Secretary